SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              May 12, 2005
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                    0-12957                  2-2372868
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(State or other jurisdiction  (Commission file Number) (IRS Identification No.)
   of incorporation)





      685 Route 202/206, Bridgewater, New Jersey              08807
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       (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code            (908) 541-8600
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On May 12, 2005 Enzon Pharmaceuticals, Inc. appointed Robert C. Salisbury to Enzon's Board of Directors and Audit Committee. Enzon's Board of Directors has also determined that Mr. Salisbury is an "audit committee financial expert," as defined by the rules of the Securities Exchange Act of 1934. On May 16, 2005, Enzon issued a press release announcing the appointment, which is attached to this current report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description

99.1              Press Release dated May 16, 2005

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 16, 2005


                                By: /s/ Craig A. Tooman
                                ---------------------------------
                                       Craig A. Tooman
                                       Executive Vice President,
                                       Strategic Planning
                                       and Corporate Communications